Exhibit 32.1
                                                                    ------------

              CHAIRMAN OF THE BOARD AND CO-CHIEF EXECUTIVE OFFICER
              ----------------------------------------------------
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                -------------------------------------------------
                       AS ADOPTED PURSUANT TO SECTION 906
                       ----------------------------------
                       OF THE SARBANES-OXLEY ACT OF 2002.
                       ----------------------------------

     In connection with the Quarterly Report of Dixon Ticonderoga Company (the "Company") on Form 10-Q for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gino N. Pala, Chairman of Board and Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  August 13, 2004          By:    /s/ GINO N. PALA
       ---------------                 ----------------
                                       Gino N. Pala
                                       Chairman of  Board, Co-Chief Executive
                                       Officer  and Director

                                                                   Exhibit 32.2
                                                                   ------------

              VICE CHAIRMAN OF BOARD AND CO-CHIEF EXECUTIVE OFFICER
              -----------------------------------------------------
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                -------------------------------------------------
                       AS ADOPTED PURSUANT TO SECTION 906
                       ----------------------------------
                       OF THE SARBANES-OXLEY ACT OF 2002.
                       ----------------------------------

     In connection with the Quarterly Report of Dixon Ticonderoga Company (the "Company") on Form 10-Q for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
F. Joyce, Vice Chairman of Board and Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  August 13, 2004          By:  /s/ RICHARD F. JOYCE
       ---------------               --------------------
                                     Richard F. Joyce
                                     Vice  Chairman  of Board,  Co-Chief
                                     Executive  Officer, President and Director

                                                                    Exhibit 32.3
                                                                    ------------

         EXECUTIVE VICE PRESIDENT OF FINANCE AND CHIEF FINANCIAL OFFICER
         ---------------------------------------------------------------
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                -------------------------------------------------
                       AS ADOPTED PURSUANT TO SECTION 906
                       ----------------------------------
                       OF THE SARBANES-OXLEY ACT OF 2002.
                       ----------------------------------

     In connection with the Quarterly Report of Dixon Ticonderoga Company (the "Company") on Form 10-Q for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Asta, Executive Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  August 13, 2004          By:    /s/ RICHARD A. ASTA
       ---------------                 -------------------
                                       Richard A. Asta
                                       Executive  Vice  President of Finance,
                                       Chief  Financial Officer and Director